[BDO Seidman, LLP LETTERHEAD]




July 25, 2000

Mr. Michael Wesaw
Controller
BounceBackTechnologies.com, Inc.
Ocean Springs, Mississippi 39564

Drar Mr. Wesaw:

This   is   to   confirm   that   the   client-auditor    relationship   between
BounceBackTechnologies.com, Inc. (Commission File Number 0-22242) and BDO Seidman, LLP has ceased.

Sincerely,


/s/ BDO Seidman, LLP

BDO Seidman, LLP

cc:       Office of the Chief Accountant

          SECPS Letter File
          Securities and Exchange Commission
          Mail Stop 11-3
          450 Fifth Street, N.W.
          Washington, D.C. 20549